UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2005



                             PYR Energy Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Maryland                   001-15511                  95-4580642
 ---------------------------    ----------------------        -----------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                    Identification No.)



                1675 Broadway, Suite 2450, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 825-3748
                                                           --------------


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On July 15, 2005, PYR Energy Corporation (the "Company") issued a public release disclosing information regarding the Company's results of operation and financial condition for the quarter ended May 31, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1.

The information in Section 2.02 of this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Section 2.02 of this Current Report shall not be incorporated by reference into any filing of the Company, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.         Description
-----------         -----------

   99.1             Press Release issued July 15, 2005.



                                      *****

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 19, 2005                        PYR ENERGY CORPORATION



                                            By:  /s/  D. Scott Singdahlsen
                                               --------------------------------
                                                      D. Scott Singdahlsen
                                                      Chief Executive Officer
                                                      and  President

Exhibit 99.1
Press Release